
DRAC
SACKS PARENTE

SACKS PARENTE

INVESTOR PRESENTATION

May 2024

Forward Looking Statements

Sacks Parente Golf, Inc. (the "Company" or the "Issuer") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by emailing prospectus@benchmarkcompany.com

Certain matters discussed in this presentation contain forward-looking statements concerning our business, operations and financial performance and conditions, as well as our plans, objectives and expectations for our business operations and financial performance and condition. These statements may be preceded by, followed by or include the words "may," "expect," "will," "will likely result," "should," "estimate," "plan" and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond our control. Risks and uncertainties that could cause our actual results to differ from those expressed in, or implied by, our forward-looking statements include, but are not limited to, our ability to maintain our strong brands and reputation and to develop innovative products; our ability to maintain our competitive position in our industry; our reliance on key suppliers and customers; the length and severity of the ongoing COVID-19 pandemic, including its impact on domestic and international economic activity, consumer confidence, our production capabilities, our employees and our supply chain; the cost and availability of materials and the imposition of tariffs; risks associated with our international operations and global strategies; our ability to achieve the anticipated benefits of our strategic initiatives; our ability to successfully execute our strategy and integrate businesses that we may acquire; risks associated with our reliance on information systems and technology, and our ability to achieve the anticipated benefits from our investments in new technology; our ability to attract, develop and retain talented and diverse personnel; our ability to obtain additional capital to finance our planned operations; regulatory developments in the United States and internationally; our ability to establish and maintain intellectual property protection for our products, as well as our ability to operate our business without infringing the intellectual property rights of others; and other risks and uncertainties, including those listed under the caption "Risk Factors" in the prospectus for this offering. These forward-looking statements are based on management's current expectations, estimates, forecasts and projections about our business and the industry in which we operate, and management's beliefs and assumptions are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors that are in some cases beyond our control. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. Any forward-looking statements and projections made by third parties included in this Presentation are not adopted by our company and we are not responsible for these third-party statements and projections. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our registration statement on Form S-1, which is available on the SEC's website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this Presentation.

MARKET, INDUSTRY AND OTHER DATA

This presentation includes market and industry data and forecasts that the Company has developed from independent research reports, publicly available information, various industry publications, other published industry sources or the Company's internal data and estimates. Independent research reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Although the Company believes that the publications and reports are reliable, the Company has not independently verified the data and makes no representation or warranty with respect to the accuracy of such information. Any and all trademarks and trade names referred to in this presentation are the property of their respective owners. The Company's internal data, estimates and forecasts are based on information obtained from trade and business organizations and other contacts in the markets in which it operates and management's understanding of industry conditions. Although the Company believes that such information is reliable, the Company has not had such information verified by any independent sources.

About Us

We are an emerging **Premium performance / Premium-priced golf equipment company** formed in 2018, with **disruptive technology** and a growing portfolio of golf products, including:

- Putters
- Golf shafts
- Golf grips and other golf-related products

We expanded our manufacturing business in April 2022 to include advanced premium golf shafts by opening a new shaft manufacturing facility in St. Joseph, MO.

We intend to manufacture and assemble as many of our products as possible in the U.S. and anticipate expanding into golf apparel and other golf related product lines to enhance our growth.

Our future expansions may include broadening our offerings through mergers, acquisitions, or internal developments of product lines that are complementary to our focus on premium brands.



ULRP
SACKS PARENTE

Presenting Management



GREG CAMPBELL
EXECUTIVE CHAIRMAN

- Executive Chairman at Sacks Parente since 2023 and Chairman of Sacks Parente since 2022
- CEO VGrid Energy – 2016 - present
- Senior V.P. / General Manager of Anuvu Satellite Communications
  - Sold to SPAC and IPO
- Senior V.P. / General Manager of Lam Research Corporation
- Founder and CEO of PMT
  - IPO and sold to Lam Research
- Ph.D./M.S. in Engineering – UCLA & B.A./M.A. in Engineering – Cambridge University



STEVE HANDY
CHIEF FINANCIAL OFFICER

- CFO since 2023
- CFO and Director of Operations at Opti-Harvest, Inc. – 2021 – 2023
- CFO of Tix Corporation – 2010-2021
- Various management roles at SM&A and Dot Hill Systems – 1991-2007
- CPA in California and is a Chartered Global Management Accountant
- B.S. in Management – California State University, San Marcos

Investment Highlights

- Accomplished management team with **proven golf industry experience** (Callaway Golf, TaylorMade, Ben Hogan Golf, etc.)
- High-performance and innovative line of Sacks Parente Golf putters AND Newton Motion shafts for golf clubs **may be rare "homerun" product introductions** into golf equipment market (analogous to Big Bertha drivers, 2-ball putters, and cavity-backed irons introduced over the last 30 years) that will attract adoption from golfers worldwide and garner appreciable market share
- Recent introduction of Newton Motion Driver shaft and Newton Motion Fairway Woods shaft is accelerating revenue growth thus far in 1H24
- Independent lab testing offers proof that Sacks Parente Golf putters **help golfers make more putts**
- **In-house manufacturing** facility in Missouri, patented putters, and proprietary manufacturing processes for new shaft business should reduce the supply chain risks and ensure quality control
- **Rapid multi-year revenue growth expected** primarily from product launches of Company's putters and line of Newton Motion shafts, primarily via DTC channels
- Recently expanded into all **126 Club Champion stores nationwide**
- Japanese and Korean distributor already in place that **provides exposure to the world's #2 and #3 golf markets** → significant international sales grow expected

Stock Symbol	NASDAQ: SPGC
Stock Price (as of 4/25/24)	$0.43
Shares Outstanding (as of 4/26/24)	14,595,870
Market Cap	$6M
Cash (as of 3/31/24)	$4.1M
Debt (as of 3/31/24)	$0
Enterprise Value	$2M
Options (at 3/31/24)	2,601,603 @ $0.92 WAEP
Inside Ownership (%):	53%


SACKS PARENTE

Milestones



99
SACKS PARENTE
SACKS PARENTE

2018

Founded
Founded as Sacks Parente Golf Company, LLC

2019

Ken Duke
Ken was introduced to our putters at a PGA event and has played with our Series 66 and Series 99 ever since

2020

Virtual Fitting
Covid-19 has given us the opportunity to start our virtual fitting

2021

2022

Distributor to Korea
We signed with a distributor to Korea to capture global market

In-house Manufacturing Facility
We moved production from outsourcing from Myanmar to in-house in Missouri

2023

Corporate IPO
August 2023; Net proceeds $11.6M

Newton Motion Driver Shaft Introduction
"Distance Made Easy"

2024

Unique Putter Sales Initiatives Implemented
Demo program & incentive program for golf pros & custom fitters to help drive putter sales

Newton Motion Fairway Woods Shaft Introduction
Following on heels of successful Newton Motion Driver introduction

Golf Market Data

U.S. Golf Industry Market Size (In Billions)



$24.05
$23.82
$23.58
$24.29
$24.78
$24.75
$24.86
$24.91
$25.75
$26.25
$26.15
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

$26.2 Billion The U.S. Golf Industry Market Size

25.6 Million People in the U.S. who played on a golf course

15.5 Million People in the U.S. who participated exclusively in off-course golf activities (i.e. driving ranges, indoor golf simulator, etc.)

41.1 Million Total Americans age 6+ who played golf both on-course and off-course in 2022

Golf Equipment Market Overview

$10.2 Billion — Worldwide Golf Equipment Market is estimated by Golf Datatech, LLC at $10.2 Billion in 2022

$5.3 Billion — The U.S. Golf Equipment Market is estimated by Golf Datatech, LLC at $5.3 Billion in 2022

2.45 Million — Approximate number of putters purchased worldwide each year, according to Golf Datatech, LLC

3.9 Million — Approximate number of drivers purchased worldwide each year, according to Golf Datatech, LLC



Ken Duke
PGA Champions Tour
Series 66

Korean Market Estimate

According to Golf Datatech, LLC, and Yano Research Institute Ltd, two of the golf industry's leading independent research and data firms, Japan and Korea rank second and third in the listing of the 'top five World Golf Markets'. Furthermore, Korean golfers spend more per capita on their golf equipment and apparel than any other country, while the U.S. and Japan are responsible for about two-thirds of the world golf equipment market.

Our Products

- We design, manufacture and sell Premium Performance / Premium-priced, high-quality golf equipment, which is comprised of:
  - Putters featuring our patented Ultra Low Balance Point (ULBP) Technology, high MOI and center of gravity forward design
  - Carbon fiber golf shafts with elongated bend profile and superior axisymmetry
  - Golf grips and related product groups
- We design our golf products to improve the performance of golfers at all skill levels, from beginning amateurs to Tour Professionals
- **Independent study shows that golfers make more putts with our putters**
- Our products are designed with the goal of conforming to the Rules of Golf as published by the United States Golf Association ("USGA") and the ruling authority ("The R&A")
- Our products are sold in the Americas, Asia, and Europe through multiple channels including wholesale, retail, and online through our websites
- Putters are currently sold under the SPG brand, but we intend to private label and sell certain components to interested third parties


NINETY
NINE


NEWTON
MOTION


SACKS PARENTE
DRAC

Our Products

Newton Motion Replacement Golf Shafts

- Newton Shafts – “Distance Made Easy”
- Newton Motion Driver Shaft was introduced in November 2023 and was the first SKU in the product line and is targeted at the replacement driver shaft market
- Newton Motion Fairway Woods Shaft was introduced in April 2024 and is targeted at the replacement fairway wood shaft market
- Average ASP ~$250 for Driver Shaft and ~$225 for Fairway Woods Shaft
- Designed with carbon fiber material
- Proprietary shaft engineering and construction delivers individually tailored flex profiles that satisfy all swing speeds and deliver straighter shots and longer distance from less swing effort
- Introduced the DOT system that normalizes shaft flex levels by eliminating traditional system that defines shaft flex based on gender, age, or stiffness


NEWTON
MOTION
MADE IN USA


NEWTON

Our Products

Putters

- "We make every putter a better putter"
  - **Proven results from The Golf Lab, an independent Canadian golf research and education provider**
- Made of steel, aluminum, titanium alloys, carbon fiber, tungsten, and various other materials, including our patented magnesium face plate technologies
- Our patented Ultra Low Balance Point (ULBP) technology creates THE ONLY putters in golf that naturally improve one's stroke and tighten putt dispersion
- All Sacks Parente putters have weight-forward designs to deliver the right moment of inertia (MOI) and unmatched stability to naturally optimize one's putting stroke to provide the best roll in golf
- Average ASP ~$350
- Learn about the patented ULBP technology: https://youtu.be/lCdW_-s22sY

Blade Putters



Series 66 Mg
Flange Blade Putter



Series 99
Flange Blade Putter



Series 91
Toe Hang Flanged Blade



Series 39 True
Blade Putter

Mallet Putters


DRAC

Series 02 –
"The DRAC"



Series 54MC Mallet Putter –
One Stripe

- Full line of putters can be seen at www.sacksparente.com

Independent Study by The Golf Lab

> **Do Sacks Parente putters deliver on the promise of making more putts?**

Setup

- 15 volunteers with golf handicaps between 8 – 15
- Each golfer given 82 putts with their own putter and then 82 with a Sacks Parente ULBP putter that they never used before
- The Golf Lab (independent entity) used its Gears full-body optical motion tracking system to provide “hard data”
- Gears system measures the putting swing as it unfolds
- 600 images per putt are generated and analyzed in less than a second

Results

- **Sacks Parente putters were empirically proven to**:
  - Make more putts
  - Offer better aim/alignment
  - Improve squared angle at impact
  - Improve club path during swing
  - Improve speed control by being naturally easier to align, providing a more consistent stroke/speed control, better club path, and squaring the putter at impact
- **56% Increase in number of putts made**
  - On average, 32/82 putts were made by the golfers using their own putter vs. 50/82 made with the Sacks Parente putter
  - Make percentage increased from 39% to 62%


SACKS PARENTE

For more details on this study, please visit www.sacksparente.com/golf-lab-study

Competition

Our major competitors for golf shafts are:

- Fujikura Composites, Inc
- Mitsubishi Chemical (MRC)
- Graphite Design, (Asia) Co Ltd
- UST Mamiya
- Project X

Our major competitors for putters are:

- TaylorMade
- Ping
- Acushnet (Scotty Cameron, Titleist brand) (Market share: 25%)
- Callaway Odyssey/Toulon brands. (Market share: 35%)

Initiatives Implemented in 2024 to Accelerate Growth

- Expanded Newton Motion product line beyond drivers – now includes fairway woods
  - Newton Motion Driver shaft product experiencing favorable momentum and interest across the board
- Expanded availability of putters and Newton Motion shafts into all 126 Club Champion stores nationwide
- Introduced Putter Demo Program
  - A golfer can test two Sacks Parente putters before they purchase
- Introduced Incentive program for golf pros, custom club fitters, and golf instructors
  - Foster additional point-of-sales outlets that can drive revenue growth and build long-term relationships
- Signed professional golfers to Newton Motion shaft sponsorships
  - Ken Duke & Gene Sauers (PGA Tour Champions)
  - Fernandra Lira (LET/LPGA/Epson Tours)
  - Driving additional interest from professionals ("brand building")


NEWTON
MOTION

Growth Strategy

Accelerate introduction of the Company's technology in shafts, grips, and putters over the next 3 - 5 years

- **Ramp production from manufacturing facility in Missouri** to expand equipment sales in U.S. and Asia – plant also offers new product development given technology and R&D infrastructure
- **Expand product offerings** by acquisition, joint venture, license, and/or internal development
- **Grow DTC business** – create visibility through traditional media channels, new digital channels, or OTT channels; increase initiative to virtually fit customers with our shafts and putters
- **Grow international retail and online** sales (Korea, Japan, UK/Germany) – current Korean distributor provides entrant into that fast-growing market with Japan and Rest of Asia also important growth markets
- **Increase Tour Presence** – Some current PGA Champions and LPGA players use our putters but goal is to organically increase Tour presence
- **Grow Domestic Golf Apparel and Accessories sales** – be opportunistic in golf apparel and accessories, i.e. perhaps a partnership for apparel and accessories would make more sense

Investment Summary

- Accomplished management team with **proven golf industry experience** (Callaway Golf, TaylorMade, Ben Hogan Golf, etc.)
- High-performance and innovative line of Sacks Parente Golf putters AND Newton Motion shafts for golf clubs **may be rare "homerun" product introductions** into golf equipment market (analogous to Big Bertha drivers, 2-ball putters, and cavity-backed irons introduced over the last 30 years) that will attract adoption from golfers worldwide and garner appreciable market share
- Recent introduction of Newton Motion Driver shaft and Newton Motion Fairway Woods shaft is accelerating revenue growth thus far in 1H24
- Independent lab testing offers proof that Sacks Parente Golf putters **help golfers make more putts**
- **In-house manufacturing** facility in Missouri, patented putters, and proprietary manufacturing processes for new shaft business should reduce the supply chain risks and ensure quality control
- **Rapid multi-year revenue growth expected** primarily from product launches of Company's putters and line of Newton Motion shafts, primarily via DTC channels
- Recently expanded into all **126 Club Champion stores nationwide**
- Japanese and Korean distributor already in place that **provides exposure to the world's #2 and #3 golf markets** → significant international sales grow expected


NEWTON
MOTION


SPG
DRAC
02
SACKS PARENTE
MADE IN USA

SPG SACKS PARENTE

Investor & Media Relations
CORE IR
(516)222-2560
investors@sacksparente.com

Media Inquiries
CORE IR
Jules Abraham
julesa@coreir.com